Exhibit 99.1

FOR IMMEDIATE RELEASE
May 11, 2015

Apple Hospitality REIT, Inc. Approved to List Common Shares on New York Stock Exchange

RICHMOND, Va., May 11, 2015 – Apple Hospitality REIT, Inc. (the “Company” or “Apple Hospitality”) today announced that it has been authorized to list its common shares on the New York Stock Exchange (“NYSE”). Trading of the Company’s common shares is expected to commence on or about May 18, 2015 under the ticker symbol “APLE.”

About Apple Hospitality REIT, Inc.

Apple Hospitality REIT, Inc. (NYSE: APLE) is a public real estate investment trust (REIT) that owns one of the largest portfolios of upscale, select service, extended stay and full service hotels in the United States. The Company’s portfolio of 173 hotels, with 22,003 guestrooms, is diversified across the Hilton® and Marriott® families of brands with locations in urban, high-end suburban and developing markets across 32 states. For more information, please visit www.applehospitalityreit.com.

Disclosures
Certain statements contained in this press release other than historical facts may be considered forward-looking statements. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” and similar expressions that convey the uncertainty of future events or outcomes.  Such statements, including statements regarding the timing or certainty of the NYSE listing and tender offer, involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, but are not limited to, the ability of Apple Hospitality to effectively acquire and dispose of properties; the ability of Apple Hospitality to implement its operating strategy; the ability of Apple Hospitality to provide liquidity opportunities for its shareholders, including a listing on a national securities exchange; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality’s business, assets or classification as a real estate investment trust.  Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.  In addition, Apple Hospitality’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code.  Readers should carefully review Apple Hospitality’s financial statements and the notes thereto, as well as the risk factors described in Apple Hospitality’s filings with the SEC, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by Apple Hospitality with the SEC on March 6, 2015.  Any forward-looking statement that Apple Hospitality makes speaks only as of the date of this press release.  Apple Hospitality undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

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Contact:
Apple Hospitality REIT, Inc.
Kelly Clarke, Director of Investor Services
804-727-6321
kclarke@applereit.com

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Apple Hospitality REIT, Inc. • 814 East Main Street • Richmond, Virginia 23219 • 804‐344‐8121 • applehospitalityreit.com